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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):        Commission File Number:
January 27, 1997                                                         1-12358



                           COLONIAL PROPERTIES TRUST
            (Exact name of registrant as specified in its charter)



         Alabama                                                59-7007599
(State or other jurisdiction                                  (IRS Employer
      of incorporation)                                   Identification Number)



     2101 Sixth Avenue North
            Suite 750
        Birmingham, Alabama                                        35202
(Address of principal executive offices)                         (Zip Code)


              Registrant's telephone number, including area code:
                                (205) 250-8700


                                Not applicable
         (Former name or former address, if changed since last report)
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                           COLONIAL PROPERTIES TRUST

Item 5  -  Other Events

Attached as Exhibits to this form are the documents listed below:

     Exhibit                  Document
     -------                  --------

        1 Underwriting Agreement dated January 27, 1997, by and among Colonial Properties Trust and Lehman Brothers Inc.

       5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Shares

       5.2                    Opinion of Sirote & Permutt, P.C., regarding
                              Alabama law

                                      -2-
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   COLONIAL PROPERTIES TRUST


Date:  January 31, 1997             By:  /s/ Douglas B. Nunnelley
                                       ---------------------------------
                                       Douglas B. Nunnelley,
                                       Senior Vice President and Chief
                                       Financial Officer

                                      -3-
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                                 EXHIBIT INDEX
                                 -------------


Exhibit                  Description                                   Page
-------                  -----------                                   ----

  1                      Underwriting Agreement dated January 27,
                         1997 by and among Colonial Properties
                         Trust and Lehman Brothers Inc.

 5.1                     Opinion of Hogan & Hartson L.L.P.
                         regarding the legality of the Shares

 5.2                     Opinion of Sirote & Permutte, P.C. as to
                         Alabama law